UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2010

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary and Bonus Target

On May 14, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Advanced Micro Devices, Inc. (the “Company”) approved an increase to the base salary of Mr. Derrick Meyer, the Company’s President and Chief Executive Officer, from $900,000 to $950,000 and Mr. Emilio Ghilardi, the Company’s Senior Vice President and Chief Sales Officer, from $580,000 to $597,000, effective as of July 1, 2010. Further, the Compensation Committee approved a decrease of the Annual Incentive Plan target for Mr. Robert Rivet, the Company’s Executive Vice President and Chief Operations and Administrative Officer, from 175% to 150% of his base salary for the second half of fiscal year 2010.

Equity Awards

The Compensation Committee also approved grants of equity awards to the Company’s named executive officers listed below, to be granted pursuant to the Company’s 2004 Equity Incentive Plan (the “2004 Plan”). The following table sets forth the equity awards to such executive officers.

Name	Shares Underlying Stock Options Granted[1]	Shares Underlying Restricted Stock Units Granted[2]
Derrick Meyer	575,000	287,500
Emilio Ghilardi	250,000	125,000
Robert Rivet	n/a	68,750
Thomas Seifert	250,000	125,000

1.	Stock options are granted in four separate installments over the next 12 months on May 15, 2010, August 15, 2010, November 15, 2010 and February 15, 2011. For example, Mr. Meyer’s award of stock options shall be granted as follows: 143,750 on each of May 15, 2010, August 15, 2010, November 15, 2010 and February 15, 2011. Each installment of stock options vests 1/3 on May 15, 2011 and 8.375% per quarter over the next eight following quarters.
2.	The restricted stock units (“RSUs”) are granted on May 15, 2010 and vest 1/3 on each of May 9, 2011, May 9, 2012 and May 9, 2013. Notwithstanding the foregoing, Mr. Rivet’s award of RSUs shall vest 100% on May 9, 2011.

Forms of Award Agreements

The equity awards made pursuant to the 2004 Plan to the Company’s employees at the Senior Vice President level and above will be granted through the use of revised forms of award agreements, which set forth terms applicable to such specific awards. On May 14, 2010, the Compensation Committee approved the inclusion of a “clawback” provision in the Company’s revised forms of stock option agreements and restricted stock unit agreements to be entered into with employees at the Senior Vice President level and above. Copies of these forms of agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Stock Option Agreement for AMD’s US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

10.2	Form of Stock Option Agreement for AMD’s Non-US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

10.3	Form of Restricted Stock Unit Agreement for AMD’s US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

10.4	Form of Restricted Stock Unit Agreement for AMD’s Non-US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	ADVANCED MICRO DEVICES, INC.

	By:	/S/ FAINA MEDZONSKY
	Name:	Faina Medzonsky
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Agreement for AMD’s US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

10.2	Form of Stock Option Agreement for AMD’s Non-US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

10.3	Form of Restricted Stock Unit Agreement for AMD’s US Senior Vice Presidents and Above (2004 Equity Incentive Plan)

10.4	Form of Restricted Stock Unit Agreement for AMD’s Non-US Senior Vice Presidents and Above (2004 Equity Incentive Plan)